                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2004 (April 12, 2004)
                                                 -------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       001-13403               84-1032638
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are furnished pursuant to Item 12.

     99.1 Press Release dated April 12, 2004.

Item 12. Results of Operations and Financial Condition.

     The information, including exhibits attached hereto, in this Current Report is being  furnished and shall not be deemed  "filed" for the purposes of Section
18 of the Securities and Exchange Act of 1934, as amended,  or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be  incorporated  by  reference  into any  registration  statement  or other document pursuant to the Securities Act of 1933,  except as otherwise  expressly stated in such filing.

     On April 12, 2004,  American Italian Pasta Company (the "Company") issued a press release announcing it had lowered guidance for 2004 and will report second quarter sales and profits below internal targets. The press release is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: April 13, 2004

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:        /s/ Warren B. Schmidgall
                                          --------------------------------------
                                             Warren B. Schmidgall
                                             Executive Vice President and
                                             Chief Financial Officer